Exhibit 21

SUBSIDIARIES OF EQT CORPORATION
(as of December 31, 2024)

Pursuant to Item 601(b)(21) of Regulation S-K, we have omitted some subsidiaries that, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary as of December 31, 2024 under Rule 1-02(w) of Regulation S-X.

Company	Jurisdiction of Organization
Appalachia Methane Initiative LLC	Delaware
EQGP Holdings, LP	Delaware
EQGP Services, LLC	Delaware
EQM Gathering Holdings, LLC	Delaware
EQM Gathering Opco, LLC	Delaware
EQM GP Corporation	Delaware
EQM LP LLC	Delaware
EQM Midstream Finance Corporation	Delaware
EQM Midstream Management LLC	Delaware
EQM Midstream Partners, LP	Delaware
EQM Olympus Midstream LLC	Delaware
EQT Acquisition HoldCo LLC	Delaware
EQT AMD LLC	Delaware
EQT AMM LLC	Delaware
EQT ARO LLC	Delaware
EQT Aurora LLC	Pennsylvania
EQT Capital Corporation	Delaware
EQT Carbon Services LLC	Delaware
EQT CHAP LLC	Pennsylvania
EQT CNEU LLC	Delaware
EQT Energy, LLC	Delaware
EQT Energy Supply, LLC	Delaware
EQT Energy Supply Holdings, LP	Delaware
EQT Gathering, LLC	Pennsylvania
EQT H2O LLC	Delaware
EQT Investments Holdings, LLC	Delaware
EQT LNG HoldCo LLC	Delaware
EQT LNG Investments LLC	Delaware
EQT LNG Trading LLC	Delaware
EQT Midstream HoldCo LLC	Delaware
EQT NV Tera HoldCo LLC	Delaware
EQT NV Watt HoldCo LLC	Delaware
EQT Operations HoldCo LLC	Delaware
EQT Production Company	Pennsylvania
EQT RE, LLC	Delaware
EQT TGHL Exploration LLC	Texas
EQT TGHL Exploration II LLC	Texas
EQT TGHL Exploration III LLC	Texas
EQT TGHL Holdings MidCo LLC	Delaware
EQT Ventures LLC	Delaware

Company	Jurisdiction of Organization
EQT Water Services LLC	Delaware
EQT XL Holdings MidCo LLC	Delaware
EQT XL Midstream LLC	Delaware
EQT XL Midstream Operating LLC	Delaware
EQT XL Processing LLC	Delaware
EQT XL Processing Operating LLC	Delaware
Equitrans Gathering Holdings, LLC	Delaware
Equitrans Investments, LLC	Delaware
Equitrans Services, LLC	Delaware
Equitrans Transaction Sub GP, LLC	Delaware
Equitrans Water Services (OH), LLC	Delaware
Equitrans Water Services (PA), LLC	Delaware
Equitrans, L.P.	Pennsylvania
ET Blue Grass, LLC	Delaware
Eureka Land, LLC	Delaware
Eureka Midstream, LLC	Delaware
Eureka Midstream Holdings, LLC	Delaware
Eureka Services, LLC	Delaware
Eureka Services Intermediate, LLC	Delaware
Hammerhead Midstream LLC	Delaware
Hornet Midstream Pipeline, LLC	Delaware
Mountain Valley Pipeline, LLC (Series A)	Delaware
MVP Holdco, LLC	Delaware
PipeBox LLC	Delaware
Rager Mountain Storage Company, LLC	Delaware
Rice Drilling B LLC	Delaware
Rice Drilling D LLC	Delaware
RM Partners, LP	Delaware
Teralytic Holdings Inc.	Delaware
The Midstream Company LLC	Delaware